Exhibit 10.1

A JIA INNOGROUP HOLDINGS, LTD.

MINUTES OF MEETING OF THE BOARD OF DIRECTORS

Date: Oct 20, 2020

Venue: Room 1001, 10/F.，Grandmark, No. 10 Granville Road, Tsim Sha Tsui, Kowloon.

Present: Please refer to the attached attendance sheet.

1.	CHAIRMAN

Mr. Yip, Kwok Fai presided as chairman (the “Chairman”) of the meeting (the “Meeting”)and acted as the Chairman throughout the Meeting.

2.	NOTICE AND QUORUM

The Chairman noted that the notice of the Meeting had been duly given to all the Directors in accordance with the articles of association of the Company (the "Articles") and that a quorum was present and remained present throughout the Meeting.

3.	DECLARATION OF INTEREST

The Directors declared their interests (if any) in relation to the transactions contemplated herein pursuant to the Articles.

4.	JOINT VENTURE AGREEMENT BETWEEN SPLENDOR RADIANT LIMITED AND MR. NGAN TSZ MAN (“MR. NGAN”)

A draft joint venture agreement between Spendor Radiant Limited and Mr. Ngan pertaining to setup of a joint venture company, namely AJIA Corporation Systems Architecture Solution Limited 愛家系統架構發展有限公司 was tabled before the meeting and it was resolved that:

A. The draft agreement was approved by the Board;

B. Mr. Yip was hereby approved by the Board to sign on this agreement and the subsequent revision or amendment of the agreements, if any, on behalf of the Company.

5.	MEMORANDUM OF UNDERSTANDING (“MOU”) BETWEEN AJIA CORPORATION SYSTEMS ARCHITECTURE SOLUTION LIMITED (“AJIA CORP”) AND UNION PATRON LIMITED (“UPL”)

As approved by the Board’s resolution on September 16, 2020, a draft MOU agreement between AJIA and UPL was tabled before the meeting and it was resolved that: -

A. The draft agreement was approved by the Board;

B. Mr. Yip was hereby approved by the Board to sign on this agreement and the subsequent revision or amendment of the agreements, if any, on behalf of the Company.

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6, There is no other business and the meeting concluded at 13:00pm of Oct 20, 2020.

/s/ WAN Yin Ling
Prepared by: Ms WAN Yin Ling	Approved oy: Mr. Yip Kwok Fai

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Appendix 1

AJIA VNNOGROUP HOLDINGS, LTD

ATTANDENCE UST FOR THE MEETING OF THE BOARD OF DIRECTORS

DATE:

Executive Director:	Signatory

Mr.Zhi Qiang LIANG	/s/ Zhi Qiang LIANG

Ms. Yin Ling WAN	/s/ Yin Ling WAN

Mr. KwokFai YIP	/s/ KwokFai YIP

Non-executive director:

MR Hung Hln Samuel LEUNG	/s/ Hung Hln Samuel LEUNG

Officers and other participants:

Chief Financial Officer: Mr. Wai Hing LAI	/s/ Wai Hing LAI

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